THE GUARDIAN INVESTOR INCOME ACCESS VARIABLE ANNUITY

Supplement dated August 11, 2006

to

Prospectus dated March 15, 2006

The following information should be read in conjunction with the Prospectus dated March 15, 2006 and the Prospectus Supplement dated July 10, 2006 for The Guardian Investor Income Access Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account Q. This Supplement modifies the Prospectus and that Supplement and should be retained with the Prospectus for future reference.

Two new allocation models have been added to the existing five allocation models in the Guaranteed Minimum Withdrawal Benefit Rider, the Single Life Guaranteed Minimum Withdrawal Benefit Rider, the Single Life Guaranteed Minimum Withdrawal Benefit Rider (New York version) and the Spousal Continuation Guaranteed Minimum Withdrawal Benefit Rider. The following allocation options should be added to pages 55, 66 and 79 of the Prospectus and page 8 of the above-referenced Supplement:

6. Core Blend Model

•	Fidelity VIP Contrafund Portfolio — 25%

•	Fidelity VIP MidCap Portfolio — 20%

•	The Guardian Bond Fund — 25%

•	Fidelity VIP Investment Grade Bond Portfolio — 15%

•	Franklin Small Cap Value Securities Fund — 15%

7. Equity Income Blend Model

•	Fidelity VIP Contrafund Portfolio — 35%

•	Franklin Rising Dividends Securities Fund — 25%

•	Fidelity VIP Investment Grade Bond Portfolio — 20%

•	The Guardian Bond Fund — 20%

PROSPECTUS	1